Offerings - Offering: 7	Aug. 27, 2025 USD ($) $ / shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Unallocated (Universal) Shelf
Security Class Title	Unallocated (Universal) Shelf
Proposed Maximum Offering Price per Unit | $ / shares
Maximum Aggregate Offering Price	$ 100,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 15,310